Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)		2013	2012				1st Quarter

		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘13 vs. ‘12 Change

Interest income	$	230,391	240,000	247,676	253,809	262,654	(12.3)%
Interest expense		30,577	32,544	35,331	40,453	41,695	(26.7)

Net interest income		199,814	207,456	212,345	213,356	220,959	(9.6)
Provision for loan losses		35,696	146,526	63,572	44,222	66,049	(46.0)

Net interest income after provision for loan losses		164,118	60,930	148,773	169,134	154,910	5.9

Non-interest income:
Service charges on deposit accounts		19,521	20,883	20,404	18,684	18,231	7.1
Fiduciary and asset management fees		10,971	10,537	10,340	10,792	10,835	1.3
Brokerage revenue		7,594	7,127	6,844	6,295	6,647	14.2
Mortgage banking income		6,917	9,025	9,261	7,983	6,003	15.2
Bankcard fees		7,064	10,137	7,866	8,493	7,579	(6.8)
Investment securities gains, net		45	8,233	6,656	4,170	20,083	(99.8)
Other fee income		5,487	6,211	5,276	4,951	4,700	16.7
(Decrease) increase in fair value of private equity investments, net		(257)	1,805	(944)	7,279	93	nm
Other non-interest income		7,379	6,159	7,530	7,830	9,968	(26.0)

Total non-interest income		64,721	80,117	73,233	76,477	84,139	(23.1)

Non-interest expense:
Salaries and other personnel expense		93,917	94,901	93,177	95,173	92,622	1.4
Net occupancy and equipment expense		24,167	26,063	26,647	26,159	26,706	(9.5)
FDIC insurance and other regulatory fees		8,480	8,237	9,205	13,302	14,663	(42.2)
Foreclosed real estate expense, net		10,940	34,978	11,997	20,708	22,972	(52.4)
Losses (gains) on other loans held for sale, net		165	675	4,104	(1,058)	959	nm
Professional fees		7,095	12,037	10,074	9,929	9,267	(23.4)
Third-party services		9,929	9,540	9,429	9,900	9,137	8.7
Visa indemnification charges		37	757	833	1,734	2,979	(98.8)
Restructuring charges		4,850	1,969	1,192	1,393	858	nm
Other operating expenses		22,706	24,189	24,834	31,024	22,970	(1.1)

Total non-interest expense		182,286	213,346	191,492	208,264	203,133	(10.3)

Income before income taxes		46,553	(72,299)	30,514	37,347	35,916	29.6
Income tax expense (benefit)		16,979	(796,339)	(211)	(2,105)	(77)	nm

Net income		29,574	724,040	30,725	39,452	35,993	(17.8)

Dividends and accretion of discount on Series A Preferred Stock		14,776	14,736	14,695	14,649	14,624	1.0

Net income available to common shareholders	$	14,798	709,304	16,030	24,803	21,369	(30.8)

Basic EPS
Net income available to common shareholders		0.02	0.90	0.02	0.03	0.03	(30.8)

Diluted EPS
Net income available to common shareholders		0.02	0.78	0.02	0.03	0.02	(30.9)

Cash dividends declared per common share		0.01	0.01	0.01	0.01	0.01	-

Return on average assets *		0.46%	11.13%	0.47%	0.59%	0.53	(13.2)
Return on average common equity *		2.30	149.46	3.30	5.23	4.49	(48.8)

Average common shares outstanding - basic		787,043	786,576	786,576	786,576	786,135	0.1%
Average common shares outstanding - diluted		910,835	911,251	910,396	909,761	908,986	0.2

nm - not meaningful

*	- ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2013	December 31, 2012	March 31, 2012
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$412,305	614,630	485,074
Interest bearing funds with Federal Reserve Bank	1,332,512	1,498,390	1,781,002
Interest earning deposits with banks	21,890	23,442	11,963
Federal funds sold and securities purchased under resale agreements	122,878	113,517	123,676
Trading account assets, at fair value	9,040	11,102	16,398
Mortgage loans held for sale, at fair value	144,232	212,663	96,837
Other loans held for sale	9,129	10,690	19,610
Investment securities available for sale, at fair value	3,049,353	2,981,112	3,713,003

Loans, net of deferred fees and costs	19,367,887	19,541,690	19,843,698
Allowance for loan losses	(351,772)	(373,405)	(507,794)

Loans, net	19,016,115	19,168,285	19,335,904

Premises and equipment, net	477,132	479,546	479,976
Goodwill	24,431	24,431	24,431
Other intangible assets, net	4,583	5,149	7,589
Other real estate	155,237	150,271	201,429
Net deferred tax asset	792,736	806,406	1,985
Other assets	641,306	660,378	765,915

Total assets	$26,212,879	26,760,012	27,064,792

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,152,276	5,665,527	5,535,844
Interest bearing deposits, excluding brokered deposits	14,076,285	14,298,768	15,195,149
Brokered deposits	1,332,632	1,092,749	1,406,709

Total deposits	20,561,193	21,057,044	22,137,702

Federal funds purchased and securities sold under repurchase agreements	238,223	201,243	315,857
Long-term debt	1,653,230	1,726,455	1,351,823
Other liabilities	182,127	205,839	437,647

Total liabilities	22,634,773	23,190,581	24,243,029

Shareholders’ equity:
Series A Preferred Stock, no par value (1)	960,005	957,327	949,536
Common stock, par value $1.00 (2)	793,319	792,273	792,269
Additional paid-in capital	2,174,577	2,189,874	2,226,844
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income (loss)	2,787	4,101	(2,195)
Accumulated deficit	(238,406)	(259,968)	(1,030,515)

Total shareholders’ equity	3,578,106	3,569,431	2,821,763

Total liabilities and shareholders’ equity	$26,212,879	26,760,012	27,064,792

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 787,625,592; 786,579,240; and 786,575,497 at March 31, 2013, December 31, 2012, and March 31, 2012, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

		2013		2012
		First Quarter		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Interest Earning Assets
Taxable investment securities (2)	$	2,984,129		3,069,000	3,495,838	3,539,376	3,577,026
Yield		1.44	%	1.62	1.67	2.11	2.35

Tax-exempt investment securities (2) (4)	$	14,362		17,377	19,503	21,408	23,559
Yield (taxable equivalent)		6.34	%	6.59	6.47	6.40	6.36

Trading account assets	$	8,629		9,600	12,343	13,647	14,975
Yield		7.12	%	8.04	8.27	6.93	7.47

Commercial loans (3) (4)	$	15,464,065		15,692,588	15,691,881	15,941,719	16,144,615
Yield		4.46	%	4.48	4.63	4.67	4.76

Consumer loans (3)	$	3,997,557		3,992,986	3,940,000	3,896,941	3,866,084
Yield		4.73	%	4.77	4.80	4.87	4.95

Allowance for loan losses	$	(372,239)		(405,237)	(446,495)	(498,419)	(529,669)
Loans, net (3)	$	19,089,383		19,280,337	19,185,386	19,340,241	19,481,030
Yield		4.61	%	4.65	4.79	4.85	4.94
Mortgage loans held for sale	$	179,507		208,839	175,199	90,499	112,040
Yield		3.80	%	3.72	4.03	4.99	4.88
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$	1,343,652		1,366,422	1,215,743	1,668,814	1,830,295
Yield		0.24	%	0.24	0.24	0.24	0.24

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$	65,330		66,630	53,239	63,665	78,100
Yield		2.36	%	2.03	1.87	1.85	1.43
Total interest earning assets	$	23,684,992		24,018,205	24,157,251	24,737,650	25,117,025
Yield		3.95	%	3.99	4.09	4.14	4.22

Interest Bearing Liabilities

Interest bearing demand deposits	$	3,839,707		3,872,025	3,344,561	3,404,540	3,540,327
Rate		0.18	%	0.18	0.19	0.22	0.25

Money market accounts	$	6,135,649		6,251,374	6,751,607	6,769,037	6,755,769
Rate		0.33	%	0.33	0.33	0.42	0.49

Savings deposits	$	581,792		558,726	557,086	557,149	534,118
Rate		0.11	%	0.10	0.10	0.11	0.12

Time deposits under $100,000	$	1,581,092		1,648,554	1,763,864	1,868,348	1,967,084
Rate		0.69	%	0.74	0.85	0.97	1.08

Time deposits over $100,000	$	1,958,870		2,015,582	2,176,488	2,336,496	2,480,044
Rate		0.93	%	0.99	1.11	1.23	1.33

Brokered money market accounts	$	202,734		180,216	186,336	222,916	223,113
Rate		0.32	%	0.34	0.33	0.33	0.28

Brokered time deposits	$	1,013,461		800,434	820,908	1,036,521	1,346,868
Rate		0.99	%	1.42	1.83	1.94	1.89

Total interest bearing deposits	$	15,313,305		15,326,911	15,600,850	16,195,007	16,847,323
Rate		0.44	%	0.47	0.54	0.64	0.73

Federal funds purchased and other short-term liabilities	$	214,661		266,431	350,183	368,984	296,018
Rate		0.17	%	0.16	0.17	0.18	0.24

Long-term debt	$	1,688,580		1,740,588	1,372,741	1,326,239	1,386,324
Rate		3.26	%	3.27	4.09	4.34	3.19
Total interest bearing liabilities	$	17,216,546		17,333,930	17,323,774	17,890,230	18,529,665
Rate		0.72	%	0.75	0.81	0.91	0.90
Non-interest bearing demand deposits	$	5,232,587		5,466,312	5,560,827	5,606,352	5,397,964
Effective cost of funds		0.52	%	0.54	0.58	0.66	0.67
Net interest margin		3.43	%	3.45	3.51	3.48	3.55

Taxable equivalent adjustment	$	618		766	761	780	798

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	March 31, 2013
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$857,239	4.4%	$3,909	0.8%
Hotels	657,462	3.4	3,548	0.7
Office Buildings	766,965	4.0	11,183	2.2
Shopping Centers	845,846	4.4	11,313	2.2
Commercial Development	206,075	1.1	48,025	9.4
Warehouses	531,015	2.7	2,459	0.5
Other Investment Property	498,213	2.6	11,279	2.2

Total Investment Properties	4,362,815	22.5	91,716	17.9

1-4 Family Construction	122,071	0.6	3,884	0.8
1-4 Family Investment Mortgage	866,921	4.5	31,275	6.1
Residential Development	248,403	1.3	33,563	6.5

Total 1-4 Family Properties	1,237,395	6.4	68,722	13.4

Land Acquisition	762,566	3.9	167,904	32.7

Total Commercial Real Estate	6,362,776	32.9	328,342	64.0

Commercial, Financial, and Agricultural	5,221,535	27.0	73,214	14.3
Owner-Occupied Real Estate	3,825,409	19.8	42,058	8.2

Total Commercial & Industrial	9,046,944	46.7	115,272	22.5
Home Equity Lines	1,508,507	7.8	20,003	3.9
Consumer Mortgages	1,378,055	7.1	40,388	7.9
Small Business	553,056	2.8	4,903	1.0
Credit Cards	251,618	1.3	-	-
Other Retail Loans	288,483	1.5	4,319	0.8

Total Retail	3,979,719	20.4	69,613	13.6
Unearned Income	(21,552)	nm	-	nm

Total	$19,367,887	100.0%	$513,227	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		1Q13 vs. 4Q12		1Q13 vs. 1Q12
Loan Type	March 31, 2013	December 31, 2012	% change (1)	March 31, 2012	% change

Multi-Family	$857,239	796,110	31.1	760,911	12.7%
Hotels	657,462	655,263	1.4	769,000	(14.5)
Office Buildings	766,965	773,881	(3.6)	758,107	1.2
Shopping Centers	845,846	896,869	(23.1)	936,503	(9.7)
Commercial Development	206,075	226,513	(36.6)	276,157	(25.4)
Warehouses	531,015	538,157	(5.4)	482,823	10.0
Other Investment Property	498,213	489,325	7.4	463,307	7.5

Total Investment Properties	4,362,815	4,376,118	(1.2)	4,446,808	(1.9)

1-4 Family Construction	122,071	130,841	(27.2)	177,111	(31.1)
1-4 Family Investment Mortgage	866,921	865,801	0.5	955,819	(9.3)
Residential Development	248,403	282,463	(48.9)	421,226	(41.0)

Total 1-4 Family Properties	1,237,395	1,279,105	(13.2)	1,554,156	(20.4)

Land Acquisition	762,566	794,229	(16.2)	1,049,547	(27.3)

Total Commercial Real Estate	6,362,776	6,449,452	(5.5)	7,050,511	(9.8)

Commercial, Financial, and Agricultural	5,221,535	5,301,134	(6.1)	5,122,095	1.9
Owner-Occupied Real Estate	3,825,409	3,800,380	2.7	3,813,638	0.3

Total Commercial & Industrial	9,046,944	9,101,514	(2.4)	8,935,733	1.2

Home Equity Lines	1,508,507	1,542,397	(8.9)	1,595,675	(5.5)
Consumer Mortgages	1,378,055	1,394,248	(4.7)	1,390,126	(0.9)
Small Business	553,056	516,349	28.8	328,572	68.3
Credit Cards	251,618	263,561	(18.4)	264,470	(4.9)
Other Retail Loans	288,483	294,542	(8.3)	289,915	(0.5)

Total Retail	3,979,719	4,011,097	(3.2)	3,868,758	2.9

Unearned Income	(21,552)	(20,373)	nm	(11,304)	nm

Total	$19,367,887	19,541,690	(3.6)%	19,843,698	(2.4)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)		2013	2012				1st Quarter
		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘13 vs. ‘12 Change
Non-performing Loans	$	513,227	543,333	700,204	755,161	836,039	(38.6) %
Other Loans Held for Sale (1)		9,129	9,455	10,019	31,306	18,317	(50.2)
Other Real Estate		155,237	150,271	189,182	174,941	201,429	(22.9)

Non-performing Assets		677,592	703,059	899,405	961,408	1,055,785	(35.8)

Allowance for Loan Losses		351,772	373,405	420,404	453,325	507,794	(30.7)

Net Charge-Offs - Quarter		57,328	193,525	96,493	98,692	94,749	(39.5)
Net Charge-Offs / Average Loans - Quarter (2)		1.18%	3.94	1.97	1.99	1.90

Non-performing Loans / Loans		2.65	2.78	3.55	3.84	4.21
Non-performing Assets / Loans, Other Loans Held for Sale & ORE		3.47	3.57	4.51	4.83	5.26
Allowance / Loans		1.82	1.91	2.13	2.30	2.56

Allowance / Non-performing Loans		68.54	68.72	60.04	60.03	60.74
Allowance / Non-performing Loans (3)		97.75	93.49	131.56	136.94	128.32

Past Due Loans over 90 days and Still Accruing	$	5,799	6,811	8,972	5,863	8,388	(30.9) %
As a Percentage of Loans Outstanding		0.03%	0.03	0.05	0.03	0.04

Total Past Dues Loans and Still Accruing	$	88,330	104,825	108,633	91,962	144,794	(39.0)
As a Percentage of Loans Outstanding		0.46%	0.54	0.55	0.47	0.73

Accruing troubled debt restructurings (TDRs)	$	623,900	674,527	698,847	687,396	651,239	(4.2)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.

(2) Ratio is annualized.

(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	March 31, 2013	December 31, 2012	March 31, 2012
Tier 1 Capital	$2,866,489	2,832,244	2,799,794
Total Risk-Based Capital	3,493,090	3,460,998	3,518,230
Tier 1 Capital Ratio	13.50%	13.24	13.19
Tier 1 Common Equity Ratio	8.93	8.72	8.67
Total Risk-Based Capital Ratio	16.45	16.18	16.57
Tier 1 Leverage Ratio	11.27	11.00	10.41
Common Equity as a Percentage of Total Assets (2)	9.99	9.76	6.92
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.89	9.66	6.81
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	12.19	12.07	8.67
Book Value Per Common Share (4) (5)	2.99	2.99	2.05
Tangible Book Value Per Common Share (3) (5)	2.96	2.95	2.01

(1) Current quarter regulatory capital information is preliminary.

(2) Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.

(5) Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).